UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 2, 2008
Date of earliest event being reported: April 1, 2008

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Monument Circle Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-261-8261

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2008, IPALCO Enterprises, Inc. issued a press release announcing its intention to offer up to $395 million aggregate principal amount of senior secured notes due 2016 pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

Also on April 1, 2008, the Company issued a press release announcing that it has commenced a tender offer to purchase for cash any and all of its outstanding 8-3/8% Senior Secured Notes due 2008 (original coupon 7-3/8%).

The press releases are attached hereto as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release dated April 1, 2008

Exhibit 99.2 Press Release dated April 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.
(Registrant)

Date:	April 2, 2008	/s/ Kurt A. Tornquist
Kurt A. Tornquist
Vice President and Controller
(Duly Authorized Officer)